SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Charter Communications, Inc. ("Charter"), the indirect parent company and manager of CCO Holdings, LLC and CCO Holdings Capital Corp., announced that it has amended and extended the offers by its indirect subsidiaries, CCH II, LLC (“CCH II”) and CCH I, LLC (“CCH I”), to issue new notes in exchange for up to any and all of each series of the outstanding notes listed below of Charter Communications Holdings, LLC (“Charter Holdings”).

As amended, CCH II is offering to issue up to $250.0 million aggregate principal amount of new 10.25% Senior Notes due 2013 (the “CCH II Notes”) and CCH I is offering to issue up to $625.0 million aggregate principal amount of 11.00% Senior Secured Notes due 2015 (the “CCH I Notes” and, collectively with the CCH II Notes, the “New Notes”) in exchange for Charter Holdings notes with maturities in 2009 and 2010 (the “2009-2010 Notes”) and in 2011 and 2012 (the “2011-2012 Notes” and, collectively with the 2009-2010 Notes, the “Old Notes”). Previously, the aggregate principal amount of CCH II Notes was limited to $200.0 million and the aggregate principal amount of CCH I Notes was limited to $675.0 million. Charter is also increasing the total consideration for certain series of Old Notes.

As extended, the early participation date and the expiration date will be 11:59 PM Eastern Time (“ET”) on September 12, 2006. Accordingly, all Old Notes tendered prior to 11:59 PM ET on September 12, 2006 will be eligible to receive the early participation payment of $50.00 in principal amount of New Notes per $1,000 principal amount of Old Notes. Previously, the early participation date was 5:00 PM ET, on August 24, 2006 and the expiration date was 11:59 PM ET, on September 8, 2006.

The press release announcing the above amended offers is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 8.01:

Exhibit Number	Description

99.1
Press Release dated as of August 29, 2006.  (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications Holdings, LLC filed on August 30, 2006 (File No. 333-77499)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCO HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: August 30, 2006

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President and Chief Accounting Officer

  CCO HOLDINGS CAPITAL CORP.
  Registrant

Dated: August 30, 2006

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1
Press Release dated as of August 29, 2006.  (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications Holdings, LLC filed on August 30, 2006 (File No. 333-77499)).